UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2012

ICONIC BRANDS, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-53162	13-4362274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Iconic Brands, Inc.
c/o David Lubin & Associates, PLLC
10 Union Avenue
Lynbrook, NY 11563

 (Address of principal executive offices)

(516) 887-8200

(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed as an Amendment to the Current Report on Form 8-K filed by Iconic Brands, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on November 7, 2012 (the “Original Report”) for the purpose of referencing the correct company year as December 31, 2009 rather than July 2, 2007 in the second paragraph on page 2 of the Original Report. This Amendment also corrects the date that the auditor commenced being the independent registered public accounting firm for the Company. Except for the filing of said paragraph in Section 4, Item 4.01 and obtaining an updated letter from the former auditor which is being filed herewith as an exhibit, this Form 8-K/A does not change the Original Report.  Accordingly, this Form 8-K/A should be read in conjunction with the Original Report.

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Termination of Studer

Studer was the independent registered public accounting firm for the Registrant from June 10, 2009 until November 7, 2012. None of Studer's reports on the Registrant’s financial statements for the year ended December 31, 2009 or for the year ended December 31, 2010  (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Studer, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Studer served as the Registrant’s principal independent accountants.

The Registrant has provided Studer with a copy of this disclosure and has requested that Studer furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Studer addressed to the Securities and Exchange Commission dated November 13, 2012 is filed as Exhibit 16.2 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

16.2	Letter, dated November 13, 2012, from Michael T Studer CPA PC to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iconic Brands, Inc.

Date: November 13, 2012	By:	/s/ Richard DeCicco
	Name:	Richard DeCicco
	Title:	President

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